SECURITIES AND EXCHANGE COMMISSION

                         Washington, DC  20549


                               Form 8-K

                            CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) January 23, 2003
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                               WesBanco, Inc.
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           (Exact name of registrant as specified in its charter)


West Virginia                        0-8467                   55-0571723
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(State or other jurisdiction       (Commission           (IRS Employer
 of incorporation)                 File Number)           Identification No.)


1 Bank Plaza, Wheeling, WV                                   26003
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (304) 234-9000
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Former name or former address, if changed since last report  Not Applicable
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ITEM 5.    Other Events

           Press release dated January 23, 2003, WesBanco, Inc. announced earnings for the fourth quarter and full year 2002.

ITEM 7.    Financials and Exhibits

           Exhibits
           --------
           99  -  Press release dated January 23, 2003.






                              Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WesBanco, Inc.
                                      -------------
                                      (Registrant)


January 29, 2002                      /s/ Paul M. Limbert
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    Date                              Paul M. Limbert
                                      President & Chief Executive Officer